UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report — May 2, 2019

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2301 Industrial Drive, Neenah, Wisconsin 54956

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (920) 527-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BMS	New York Stock Exchange

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Bemis Company, Inc. (“Bemis”) held a special meeting of shareholders on May 2, 2019. As of the close of business on the record date for the special meeting, which was March 20, 2019, there were 91,211,989 shares of Bemis’ common stock outstanding and entitled to vote, with each share entitled to one vote. Shareholders owning a total of 72,245,140 shares of Bemis’ common stock voted at the special meeting, representing approximately 79.20% of the total number of outstanding shares. The following matters were voted upon by the shareholders:

Proposal 1.  The proposal to approve the Transaction Agreement, dated as of August 6, 2018, (which, as it may be amended from time to time, we refer to as the “Transaction Agreement”), by and among Amcor Limited, Amcor plc (f/k/a Arctic Jersey Limited) (“New Amcor”), Arctic Corp. (“Merger Sub”) and Bemis, pursuant to which, among other transactions, Merger Sub shall merge with and into Bemis (which is referred to as the “merger”), with Bemis surviving the merger as a wholly-owned subsidiary of New Amcor.

For	Against	Abstain	Broker Non- Votes
69,130,424	2,677,115	437,601	–

Proposal 2.  The proposal to approve, in a non-binding advisory vote, certain compensation that may be paid or become payable to Bemis’ named executive officers in connection with the transaction.

For	Against	Abstain	Broker Non- Votes
28,844,107	41,661,114	1,739,919	–

Proposal 3.  The proposal to approve, in a non-binding advisory vote, a provision of the New Amcor Articles of Association setting forth the requirements for shareholder nominations and other proposals to be considered at an annual general meeting of New Amcor or an extraordinary general meeting of New Amcor.

For	Against	Abstain	Broker Non- Votes
68,790,232	2,295,063	1,159,845	–

Proposal 4.  The proposal to approve, in a non-binding advisory vote, a provision of the New Amcor Articles of Association to the effect that directors may be removed from office by ordinary resolution of the New Amcor shareholders only for cause.

For	Against	Abstain	Broker Non- Votes
47,426,855	23,621,312	1,196,973	–

Proposal 5.  The proposal to approve, in a non-binding advisory vote, a provision of the New Amcor Articles of Association establishing that the holders of shares of New Amcor representing at least a majority of the total voting rights of all shareholders entitled to vote at a general meeting will be quorum for all purposes.

For	Against	Abstain	Broker Non- Votes
68,928,078	2,211,893	1,105,169	–

Proposal 6.  The proposal to approve one or more adjournments of the special meeting to a later date or dates for any purpose, including if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Transaction Agreement at the time of the special meeting.

For	Against	Abstain	Broker Non- Votes
62,076,129	9,543,044	625,967	–

Although Proposal 6 was approved, adjournment of the special meeting was not necessary or appropriate because the Bemis’ shareholders approved the Transaction Agreement and was therefore not implemented.

Each proposal is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 27, 2019, as amended and supplemented prior to the special meeting. The merger contemplated by the Transaction Agreement is expected to close in the next several weeks, subject to customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Amcor, its subsidiary New Amcor and Bemis have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’s annual report on Form 10-K for the fiscal year ended December 31, 2018. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Sheri H. Edison
Sheri H. Edison, Senior Vice President and General Counsel

Date: May 7, 2019